UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2021

Eagle Bancorp Montana, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34682 (Commission File Number)	27-1449820 (IRS Employer Identification No.)
1400 Prospect Ave. Helena, MT 59601 (Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (406) 442-3080

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common Stock, par value $0.01 per share	Trading Symbol(s) EBMT	Name of each exchange on which registered Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 8.01         Other Events

As previously reported, on September 30, 2021, Eagle Bancorp Montana, Inc. (“Eagle”) and Eagle’s wholly-owned subsidiary, Opportunity Bank of Montana, a Montana chartered commercial bank (“Opportunity Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with First Community Bancorp, Inc., a Montana corporation (FCB), and FCB’s wholly-owned subsidiary, First Community Bank, a Montana chartered commercial bank. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, FCB will merge with and into Eagle, with Eagle continuing as the surviving corporation (the “Merger”). Immediately following the effective time of the Merger, First Community Bank is expected to merge with and into Opportunity Bank (together with the Merger, the “Transaction”), with Opportunity Bank surviving and continuing its corporate existence under the name “Opportunity Bank of Montana.”

The parties to the Merger Agreement initially anticipated completing the Transaction in the fourth quarter of 2021. It is currently anticipated that the transaction will be completed in the first quarter of 2022.

Cautionary Notice Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), and is intended to be protected by the safe harbor provided by the same. Forward-looking statements are based on current expectations, estimates and projections about Eagle’s and FCB’s businesses, beliefs of FCB’s and Eagle’s management and assumptions made by Eagle and FCB management. Any statement that does not describe historical or current facts is a forward-looking statement, including statements regarding the expected timing, completion and effects of the proposed transactions and Eagle’s and FCB’s expected financial results, prospects, targets, goals and outlook. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could,” or “may,” or by variations of such words or by similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

Future factors include, but are not limited to, the following: the occurrence of any event, change or other circumstances that could give rise to the rights of one or both of the parties to terminate the Merger Agreement; failure to obtain the approval of shareholders of Eagle or FCB in connection with the proposed merger; the timing to consummate the proposed merger; the risk that a condition to closing of the proposed merger may not be satisfied; the risk that a regulatory approval that may be required for the proposed merger is not obtained or is obtained subject to conditions that are not anticipated; the parties’ ability to achieve the synergies and value creation contemplated by the proposed merger; the parties’ ability to promptly and effectively integrate the businesses of Eagle and FCB, including unexpected transaction costs, including the costs of integrating operations, severance, professional fees and other expenses; the risk that any arrangements relating to the proposed combination could have adverse effects on the market price of the common stock of Eagle; the diversion of management time on issues related to the merger; the failure to consummate or any delay in consummating the proposed merger for other reasons; changes in laws or regulations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers and employees by competitors; the difficulties and risks inherent with entering new markets; and changes in general economic conditions. For additional information concerning factors that could cause actual conditions, events or results to materially differ from those described in the forward-looking statements, please refer to the factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Eagle’s most recent Form 10‑K report and to Eagle’s most recent Form 8‑K reports, which are available online at www.sec.gov. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Eagle, FCB or, if the Merger is consummated, the combined company.

Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Eagle and FCB. Eagle will file a registration statement on Form S‑4 with the United States Securities and Exchange Commission (the “SEC”), which will include a joint proxy statement of Eagle and FCB and a prospectus of Eagle, as well as other relevant documents concerning the proposed merger. This communication (including the documents referred to herein) does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. WE URGE INVESTORS AND SHAREHOLDERS OF EAGLE AND FCB TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A definitive joint proxy statement/prospectus will be mailed to shareholders of Eagle and FCB in advance of their respective shareholder meetings. Investors and shareholders of Eagle and FCB are urged to read the entire joint proxy statement/prospectus and other documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information. Investors and shareholders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Eagle through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Eagle will be available free of charge on Eagle’s Internet website or by contacting Eagle’s Corporate Secretary, 1400 Prospect Avenue, Helena, Montana 59601, Telephone (406) 442-3080. The contents of the Eagle website is not deemed to be incorporated by reference into this Form 8-K, the registration statement or the joint proxy statement/prospectus.

Participants in the Solicitation

Eagle, FCB, their respective directors and executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed Merger. Information about the directors and executive officers of Eagle is set forth in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on March 10, 2021 and its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP MONTANA, INC.
Date: November 12, 2021	By: :	/s/ Peter J. Johnson Peter J. Johnson President and Chief Executive Officer